SUPPLEMENT TO THE
FIDELITY REAL ESTATE
INVESTMENT PORTFOLIO
MARCH 31, 1997 PROSPECTUS
The following information supplements information found under the heading "FMR and Its Affiliates" in the "Charter" section on page 8. Robert McConnaughey is associate manager of Real Estate Investment Portfolio, which he has managed since September 1997. Mr. McConnaughey joined Fidelity as a research associate in 1993, after receiving a bachelor of arts degree from Dartmouth College. Since then, he has worked as an equity analyst and manager.